UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21400

Eaton Vance Tax-Advantaged Dividend Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(Registrant’s Telephone Number) (617) 482-8260

Date of Fiscal Year End October 31

Date of Reporting Period April 30, 2020

Item 1. Reports to Stockholders

Eaton Vance

Tax-Advantaged Dividend Income Fund (EVT)

Semiannual Report

April 30, 2020

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), you may elect to receive shareholder reports and other communications from the Fund electronically by contacting AST. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you hold shares at AST, you can inform AST that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-439-6787. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with AST or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.1450 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.

Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report April 30, 2020

Eaton Vance

Tax-Advantaged Dividend Income Fund

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Board of Trustees’ Contract Approval	22

Officers and Trustees	26

Important Notices	27

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Performance1,2

Portfolio Managers Edward J. Perkin, CFA, Michael A. Allison, CFA, John H. Croft, CFA, Aaron S. Dunn, CFA and Bradley Galko, CFA

% Average Annual Total Returns	Inception Date	Six Months	One Year	Five Years	Ten Years
Fund at NAV	09/30/2003	–15.14%	–10.92%	5.35%	9.63%
Fund at Market Price	—	–22.06	–14.99	6.36	9.60
Russell 1000® Value Index	—	–13.66%	–11.01%	3.90%	8.53%
ICE BofA Fixed Rate Preferred Securities Index	—	–1.86	3.80	5.14	6.54
Blended Index	—	–10.06	–6.48	4.46	8.12

% Premium/Discount to NAV[3]
					–5.85%

Distributions[4]
Total Distributions per share for the period					$0.870
Distribution Rate at NAV					8.77%
Distribution Rate at Market Price					9.31

% Total Leverage[5]
Borrowings					23.46%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Fund Profile

Common Stock Sector Allocation (% of total investments)

Country Allocation (% of total investments)

Top 10 Holdings (% of total investments)6

JPMorgan Chase & Co.	4.3%

Verizon Communications, Inc.	3.3

Johnson & Johnson	3.2

Walt Disney Co. (The)	3.2

Bank of America Corp.	2.8

Chevron Corp.	2.6

Procter & Gamble Co. (The)	2.4

Medtronic PLC	2.1

NextEra Energy, Inc.	1.9

Mondelez International, Inc., Class A	1.7

Total	27.5%

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Endnotes and Additional Disclosures

[1]

Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. ICE BofA Fixed Rate Preferred Securities Index is an unmanaged index of fixed-rate, preferred securities issued in the U.S. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. The Blended Index consists of 70% Russell 1000® Value Index and 30% ICE BofA Fixed Rate Preferred Securities Index, rebalanced monthly. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage.

[3]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. As of 4/30/2020, distributions included estimates of return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective January 1, 2020, the ICE BofAML indices were rebranded as ICE BofA indices.

Effective February 3, 2020, the Fund is managed by Edward J. Perkin, Michael A. Allison, John H. Croft, Aaron S. Dunn and Bradley Galko.

Effective March 24, 2020, the Fund may also invest up to 10% of its total assets in exchange-traded funds (“ETFs”) that invest primarily in common and/or preferred stocks.

4

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Portfolio of Investments (Unaudited)

Common Stocks — 95.4%(1)
Security	Shares	Value

Aerospace & Defense — 2.4%

Hexcel Corp.	508,164	$17,577,393

Huntington Ingalls Industries, Inc.	55,059	10,538,843

Textron, Inc.	278,161	7,332,324

		$35,448,560

Banks — 11.7%

Bank of America Corp.	1,646,253	$39,592,384

JPMorgan Chase & Co.	654,322	62,657,875

KeyCorp	1,020,841	11,892,798

PNC Financial Services Group, Inc. (The)	262,610	28,012,609

Sterling Bancorp	504,397	6,219,215

Truist Financial Corp.	606,336	22,628,459

		$171,003,340

Beverages — 2.1%

Constellation Brands, Inc., Class A	60,947	$10,037,361

PepsiCo, Inc.	155,879	20,621,233

		$30,658,594

Building Products — 1.2%

A.O. Smith Corp.	413,601	$17,528,410

		$17,528,410

Capital Markets — 4.2%

Charles Schwab Corp. (The)	206,260	$7,780,127

Goldman Sachs Group, Inc. (The)	150,867	27,672,025

Raymond James Financial, Inc.	183,850	12,119,392

S&P Global, Inc.	49,025	14,358,442

		$61,929,986

Construction & Engineering — 0.0%(2)

Abengoa SA, Class A(3)	571,132	$9,074

Abengoa SA, Class B(3)	5,905,644	43,865

		$52,939

Consumer Finance — 0.9%

American Express Co.	140,775	$12,845,719

		$12,845,719

Containers & Packaging — 2.2%

Ball Corp.	178,956	$11,737,724

Packaging Corp. of America	213,388	20,623,950

		$32,361,674

Security	Shares	Value

Diversified Telecommunication Services — 3.8%

Verizon Communications, Inc.	955,680	$54,903,816

		$54,903,816

Electric Utilities — 3.8%

Edison International	385,225	$22,616,560

NextEra Energy, Inc.	140,191	32,400,944

		$55,017,504

Electrical Equipment — 1.4%

Eaton Corp. PLC	247,634	$20,677,439

		$20,677,439

Entertainment — 2.9%

Walt Disney Co. (The)	384,496	$41,583,243

		$41,583,243

Equity Real Estate Investment Trusts (REITs) — 4.2%

AvalonBay Communities, Inc.	125,982	$20,528,767

Cousins Properties, Inc.	438,439	13,227,705

CubeSmart	590,637	14,884,052

Mid-America Apartment Communities, Inc.	118,169	13,225,475

		$61,865,999

Food Products — 2.6%

General Mills, Inc.	120,731	$7,230,580

Mondelez International, Inc., Class A	587,618	30,227,070

		$37,457,650

Health Care Equipment & Supplies — 4.6%

Abbott Laboratories	191,593	$17,643,799

Baxter International, Inc.	167,376	14,859,641

Medtronic PLC	350,458	34,215,215

		$66,718,655

Hotels, Restaurants & Leisure — 1.4%

Marriott International, Inc., Class A	98,626	$8,969,049

Starbucks Corp.	144,781	11,109,046

		$20,078,095

Household Durables — 0.7%

D.R. Horton, Inc.	208,833	$9,861,094

		$9,861,094

5	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Portfolio of Investments (Unaudited) — continued

Security	Shares	Value

Household Products — 2.4%

Procter & Gamble Co. (The)	291,260	$34,330,816

		$34,330,816

Insurance — 4.7%

Allstate Corp. (The)	237,828	$24,191,864

American International Group, Inc.	529,726	13,470,932

Progressive Corp. (The)	177,536	13,723,533

Reinsurance Group of America, Inc.	163,153	17,078,856

		$68,465,185

Interactive Media & Services — 1.3%

Alphabet, Inc., Class C(3)	14,422	$19,450,375

		$19,450,375

IT Services — 2.7%

Cognizant Technology Solutions Corp., Class A	220,063	$12,768,055

Euronet Worldwide, Inc.(3)	148,089	13,588,647

Fidelity National Information Services, Inc.	99,827	13,166,183

		$39,522,885

Machinery — 3.0%

Ingersoll Rand, Inc.(3)	506,500	$14,729,020

Parker-Hannifin Corp.	80,778	12,772,618

Stanley Black & Decker, Inc.	141,906	15,638,041

		$43,139,679

Media — 0.6%

Fox Corp., Class A	326,052	$8,434,965

		$8,434,965

Metals & Mining — 1.8%

Rio Tinto PLC ADR	262,464	$12,123,212

Steel Dynamics, Inc.	592,471	14,379,271

		$26,502,483

Multi-Utilities — 2.5%

CMS Energy Corp.	311,131	$17,762,469

Sempra Energy	155,751	19,289,761

		$37,052,230

Oil, Gas & Consumable Fuels — 7.3%

Chevron Corp.	408,953	$37,623,676

ConocoPhillips	696,964	29,342,185

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)

EOG Resources, Inc.	270,061	$12,830,598

Phillips 66	359,543	26,307,761

		$106,104,220

Personal Products — 1.4%

Estee Lauder Cos., Inc. (The), Class A	118,857	$20,966,375

		$20,966,375

Pharmaceuticals — 10.3%

Bristol-Myers Squibb Co.	395,970	$24,078,936

Elanco Animal Health, Inc.(3)	408,678	10,098,433

GlaxoSmithKline PLC ADR	563,418	23,702,995

Johnson & Johnson	314,960	47,256,598

Sanofi	224,225	21,900,892

Zoetis, Inc.	181,489	23,468,343

		$150,506,197

Road & Rail — 0.9%

CSX Corp.	194,397	$12,874,913

		$12,874,913

Semiconductors & Semiconductor Equipment — 2.0%

Intel Corp.	262,267	$15,730,775

QUALCOMM, Inc.	164,754	12,961,197

		$28,691,972

Specialty Retail — 2.7%

Best Buy Co., Inc.	120,493	$9,245,428

Lowe’s Cos., Inc.	59,081	6,188,735

TJX Cos., Inc. (The)	305,106	14,965,449

Tractor Supply Co.	95,652	9,701,982

		$40,101,594

Technology Hardware, Storage & Peripherals — 1.3%

Apple, Inc.	62,758	$18,438,300

		$18,438,300

Textiles, Apparel & Luxury Goods — 0.4%

Ralph Lauren Corp.	80,341	$5,927,559

		$5,927,559

Total Common Stocks (identified cost $1,253,744,589)		$1,390,502,465

6	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Portfolio of Investments (Unaudited) — continued

Preferred Stocks — 8.7%(1)
Security	Shares	Value

Banks — 2.0%

AgriBank FCB, 6.875% to 1/1/24(4)	92,513	$9,343,813

CoBank ACB, Series F, 6.25% to 10/1/22(4)	78,033	7,959,366

Farm Credit Bank of Texas, 6.75% to 9/15/23(4)(5)	13,800	1,393,800

Texas Capital Bancshares, Inc., 6.50%	117,223	2,853,208

Wells Fargo & Co., Series Q, 5.85% to 9/15/23(4)	271,500	6,866,235

		$28,416,422

Electric Utilities — 2.1%

Duke Energy Corp., Series A, 5.75%	331,300	$9,140,567

NextEra Energy Capital Holdings, Inc., Series I, 5.125%	168,192	4,250,212

SCE Trust III, Series H, 5.75% to 3/15/24(4)	479,000	11,496,000

Southern Co. (The), 4.95%	258,000	6,364,860

		$31,251,639

Equity Real Estate Investment Trusts (REITs) — 0.6%

SITE Centers Corp., Series A, 6.375%	250,625	$4,994,956

SITE Centers Corp., Series K, 6.25%	41,325	829,393

Vornado Realty Trust, Series K, 5.70%	146,527	3,604,564

		$9,428,913

Food Products — 0.9%

Dairy Farmers of America, Inc., 7.875%(5)	94,450	$8,122,700

Ocean Spray Cranberries, Inc., 6.25%(5)	57,835	4,684,635

		$12,807,335

Independent Power and Renewable Electricity Producers — 0.2%

Algonquin Power & Utilities Corp., Series 19-A, 6.20% to 7/1/24(4)	120,475	$3,292,883

		$3,292,883

Insurance — 0.3%

American Equity Investment Life Holding Co., Series A, 5.95% to 12/1/24(4)	216,900	$5,038,587

		$5,038,587

Multi-Utilities — 0.1%

DTE Energy Co., Series C, 5.25%	59,547	$1,497,012

		$1,497,012

Oil, Gas & Consumable Fuels — 0.8%

NuStar Energy, L.P., Series B, 7.625% to 6/15/22(4)	733,275	$11,805,727

		$11,805,727

Security	Shares	Value

Pipelines — 0.5%

Energy Transfer Operating, L.P., Series C, 7.375% to 5/15/23(4)	210,000	$4,401,600

Energy Transfer Operating, L.P., Series E, 7.60% to 5/15/24(4)	108,840	2,301,966

		$6,703,566

Real Estate Management & Development — 1.2%

Brookfield Property Partners, L.P., Series A, 5.75%	407,092	$8,141,840

Brookfield Property Partners, L.P., Series A, 6.50%	185,075	3,969,859

Brookfield Property Partners, L.P., Series A2, 6.375%	242,352	5,203,297

		$17,314,996

Total Preferred Stocks (identified cost $140,444,915)		$127,557,080

Corporate Bonds & Notes — 20.0%
Security	Principal Amount (000’s omitted)	Value

Air Freight & Logistics — 0.4%

Atlas Air Worldwide Holdings, Inc., 2.25%, 6/1/22 (Convertible)(1)	$6,600	$6,166,875

		$6,166,875

Automobiles — 0.2%

General Motors Financial Co., Inc., Series A, 5.75% to 9/30/27(1)(4)(6)	$3,300	$2,627,196

		$2,627,196

Banks — 9.9%

Australia and New Zealand Banking Group, Ltd., 6.75% to 6/15/26(1)(4)(5)(6)	$3,575	$3,837,173

Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27(1)(4)(6)	9,100	7,992,667

Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21(1)(4)(6)(7)	2,800	3,125,635

Banco Mercantil del Norte SA/Grand Cayman, 7.50% to 6/27/29(1)(4)(5)(6)	4,421	3,640,030

Banco Mercantil del Norte SA/Grand Cayman, 7.625% to 1/10/28(1)(4)(5)(6)	2,101	1,700,654

Barclays PLC, 7.75% to 9/15/23(1)(4)(6)	7,847	7,577,809

Barclays PLC, 7.875% to 3/15/22(4)(6)(7)	3,118	3,099,682

Citigroup, Inc., 5.95% to 1/30/23(1)(4)(6)	3,850	3,833,907

Citigroup, Inc., Series M, 6.30% to 5/15/24(1)(4)(6)	12,050	11,907,750

Credit Suisse Group AG, 7.50% to 7/17/23(1)(4)(5)(6)	10,607	10,720,442

7	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Banks (continued)

Farm Credit Bank of Texas, Series 3, 6.20% to 6/15/28(1)(4)(5)(6)	$5,827	$5,285,468

HSBC Holdings PLC, 6.375% to 9/17/24(1)(4)(6)	10,805	10,528,878

ING Groep NV, 6.50% to 4/16/25(1)(4)(6)	4,900	4,876,725

JPMorgan Chase & Co., Series X, 6.10% to 10/1/24(1)(4)(6)	25,858	26,522,421

Lloyds Banking Group PLC, 7.50% to 6/27/24(1)(4)(6)	11,145	10,971,695

Nordea Bank Abp, 6.125% to 9/23/24(1)(4)(5)(6)	6,740	6,555,964

Royal Bank of Scotland Group PLC, 8.00% to 8/10/25(1)(4)(6)	8,348	8,721,156

Societe Generale SA, 6.75% to 4/6/28(1)(4)(5)(6)	7,980	7,492,781

Truist Financial Corp., Series M, 5.125% to 12/15/27(1)(4)(6)	3,890	3,747,295

Zions Bancorp NA, 5.80% to 6/15/23(1)(4)(6)	2,743	2,415,184

		$144,553,316

Capital Markets — 2.5%

AerCap Holdings NV, 5.875% to 10/10/24, 10/10/79(1)(4)	$5,450	$3,662,127

Charles Schwab Corp. (The), Series F, 5.00% to 12/1/27(1)(4)(6)	12,706	12,394,894

Charles Schwab Corp. (The), Series G, 5.375% to 6/1/25(1)(4)(6)	6,159	6,405,360

UBS Group AG, 6.875% to 8/7/25(1)(4)(6)(7)	13,656	14,191,302

		$36,653,683

Diversified Financial Services — 1.1%

Credito Real SAB de CV, 9.50%, 2/7/26(1)(5)	$3,420	$3,064,183

Credito Real SAB de CV, 5.00%, 2/1/27(1)(5)	3,330	2,828,114

Discover Financial Services, Series C, 5.50% to 10/30/27(1)(4)(6)	7,700	6,519,475

Textron Financial Corp., 3.427%, (3 mo. USD LIBOR + 1.735%), 2/15/67(1)(5)(8)	3,129	1,945,299

Unifin Financiera SAB de CV, 7.375%, 2/12/26(1)(5)	2,410	1,105,226

		$15,462,297

Electric Utilities — 1.1%

Emera, Inc., Series 16-A, 6.75% to 6/15/26, 6/15/76(1)(4)	$5,475	$5,796,656

NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, 5/1/79(1)(4)	6,305	6,466,040

Southern Co. (The), Series B, 5.50% to 3/15/22, 3/15/57(1)(4)	4,320	4,350,160

		$16,612,856

Security	Principal Amount (000’s omitted)	Value

Food Products — 1.1%

Land O’ Lakes, Inc., 8.00%(1)(5)(6)	$17,300	$16,262,000

		$16,262,000

Gas Utilities — 0.6%

NiSource, Inc., 5.65% to 6/15/23(1)(4)(6)	$9,015	$8,298,217

		$8,298,217

Multi-Utilities — 1.1%

Centerpoint Energy, Inc., Series A, 6.125% to 9/1/23(1)(4)(6)	$11,713	$10,696,253

Dominion Resources, Inc., 5.75% to 10/1/24, 10/1/54(1)(4)	4,430	4,511,749

		$15,208,002

Oil, Gas & Consumable Fuels — 1.7%

DCP Midstream, L.P., Series A, 7.375% to 12/15/22(1)(4)(6)	$11,560	$4,441,872

EnLink Midstream Partners, L.P., Series C, 6.00% to 12/15/22(1)(4)(6)	17,965	5,120,025

EQT Corp., 6.125%, 2/1/25(1)	4,535	4,347,931

Gran Tierra Energy, Inc., 7.75%, 5/23/27(1)(5)	6,670	1,629,981

Odebrecht Oil & Gas Finance, Ltd., 0.00%(1)(5)(6)	1	7

Plains All American Pipeline, L.P., Series B, 6.125% to 11/15/22(1)(4)(6)	14,630	9,832,457

		$25,372,273

Pipelines — 0.3%

Energy Transfer Operating, L.P., Series A, 6.25% to 2/15/23(1)(4)(6)	$6,691	$4,695,376

		$4,695,376

Total Corporate Bonds & Notes (identified cost $333,132,125)		$291,912,091

Exchange-Traded Funds — 3.8%
Security	Shares	Value

Equity Funds — 3.8%

First Trust Preferred Securities and Income ETF(1)	1,426,563	$25,578,275

iShares Preferred & Income Securities ETF(1)	744,231	25,787,604

iShares Russell 1000 Value ETF(1)	33,252	3,666,698

Total Exchange-Traded Funds (identified cost $57,613,232)		$55,032,577

8	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Portfolio of Investments (Unaudited) — continued

Short-Term Investments — 1.4%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.47%(9)	20,646,550	$20,646,550

Total Short-Term Investments (identified cost $20,646,550)		$20,646,550

Total Investments — 129.3% (identified cost $1,805,581,411)		$1,885,650,763

Other Assets, Less Liabilities — (29.3)%		$(427,581,100)

Net Assets — 100.0%		$1,458,069,663

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been segregated as collateral with the custodian for borrowings under the Credit Agreement.

(2)	Amount is less than 0.05%.

(3)	Non-income producing security.

(4)	Security converts to variable rate after the indicated fixed-rate coupon period.

(5)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2020, the aggregate value of these securities is $80,268,457 or 5.5% of the Fund’s net assets.

(6)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(7)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the

United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2020, the aggregate value of these securities is $20,416,619 or 1.4% of the Fund’s net assets.

(8)	Variable rate security. The stated dividend/interest rate represents the rate in effect at April 30, 2020.

(9)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2020.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value

United States	86.2%	$1,625,748,939

United Kingdom	4.1	76,725,427

France	1.6	29,393,673

Switzerland	1.3	24,911,744

Ireland	1.3	24,339,566

Mexico	0.6	12,338,207

Spain	0.6	11,171,241

Canada	0.6	10,719,520

Finland	0.3	6,555,964

Netherlands	0.3	4,876,725

Australia	0.2	3,837,173

Brazil	0.0 (1)	7

Exchange-Traded Funds	2.9	55,032,577

Total Investments	100.0%	$1,885,650,763

(1)	Amount is less than 0.05%.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	3,767,793	EUR	3,443,150	State Street Bank and Trust Company	5/29/20	$—	$(7,097)

USD	3,008,072	EUR	2,732,375	State Street Bank and Trust Company	5/29/20	12,438	—

						$12,438	$(7,097)

Abbreviations:

ADR	–	American Depositary Receipt

EUR	–	Euro

LIBOR	–	London Interbank Offered Rate

USD	–	United States Dollar

9	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2020

Unaffiliated investments, at value (identified cost, $1,784,934,861)	$1,865,004,213

Affiliated investment, at value (identified cost, $20,646,550)	20,646,550

Cash	1,536,201

Foreign currency, at value (identified cost, $60,454)	60,913

Dividends and interest receivable	7,123,831

Receivable for investments sold	21,351,749

Receivable for open forward foreign currency exchange contracts	12,438

Tax reclaims receivable	326,553

Total assets	$1,916,062,448

Liabilities

Notes payable	$447,000,000

Payable for investments purchased	9,115,337

Payable for open forward foreign currency exchange contracts	7,097

Payable to affiliates:

Investment adviser fee	1,252,993

Trustees’ fees	9,042

Accrued expenses	608,316

Total liabilities	$457,992,785

Net Assets	$1,458,069,663

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 73,507,574 shares issued and outstanding	$735,076

Additional paid-in capital	1,398,490,940

Distributable earnings	58,843,647

Net Assets	$1,458,069,663

Net Asset Value

($1,458,069,663 ÷ 73,507,574 common shares issued and outstanding)	$19.84

10	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2020

Dividends (net of foreign taxes, $12,178)	$24,118,156

Interest (net of foreign taxes, $4,103)	11,529,097

Dividends from affiliated investment	66,440

Total investment income	$35,713,693

Expenses

Investment adviser fee	$9,001,820

Trustees’ fees and expenses	54,268

Custodian fee	211,244

Transfer and dividend disbursing agent fees	9,951

Legal and accounting services	60,245

Printing and postage	285,748

Interest expense and fees	5,030,005

Miscellaneous	76,866

Total expenses	$14,730,147

Net investment income	$20,983,546

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$19,713,342

Investment transactions — affiliated investment	1,851

Proceeds from securities litigation settlements	69,282

Foreign currency transactions	13,653

Forward foreign currency exchange contracts	92,791

Net realized gain	$19,890,919

Change in unrealized appreciation (depreciation) —

Investments	$(308,577,998)

Investments — affiliated investment	(724)

Foreign currency	6,740

Forward foreign currency exchange contracts	34,708

Net change in unrealized appreciation (depreciation)	$(308,537,274)

Net realized and unrealized loss	$(288,646,355)

Net decrease in net assets from operations	$(267,662,809)

11	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

From operations —

Net investment income	$20,983,546	$42,105,593

Net realized gain	19,890,919	77,852,799

Net change in unrealized appreciation (depreciation)	(308,537,274)	131,520,504

Net increase (decrease) in net assets from operations	$(267,662,809)	$251,478,896

Distributions to shareholders	$(63,898,934)	$(126,986,981)

Capital share transactions —

Proceeds from shelf offering, net of offering costs (see Note 5)	$3,726,523	$6,106,101

Reinvestment of distributions to shareholders	1,528,482	3,324,235

Net increase in net assets from capital share transactions	$5,255,005	$9,430,336

Net increase (decrease) in net assets	$(326,306,738)	$133,922,251

Net Assets

At beginning of period	$1,784,376,401	$1,650,454,150

At end of period	$1,458,069,663	$1,784,376,401

12	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended April 30, 2020

Net decrease in net assets from operations	$(267,662,809)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:

Investments purchased	(561,226,508)

Investments sold	601,191,811

Increase in short-term investments, net	(3,933,466)

Net amortization/accretion of premium (discount)	271,282

Decrease in dividends and interest receivable	670,929

Decrease in dividends receivable from affiliated investment	32,673

Increase in receivable for open forward foreign currency exchange contracts	(12,438)

Decrease in receivable from the transfer agent	477,697

Increase in tax reclaims receivable	(4,227)

Decrease in payable for open forward foreign currency exchange contracts	(22,270)

Decrease in payable to affiliate for investment adviser fee	(323,666)

Increase in payable to affiliate for Trustees’ fees	19

Increase in accrued expenses	93,510

Net change in unrealized (appreciation) depreciation from investments	308,578,722

Net realized gain from investments	(19,715,193)

Net cash provided by operating activities	$58,416,066

Cash Flows From Financing Activities

Cash distributions paid	$(62,370,452)

Proceeds from shelf offering, net of offering costs	3,954,737

Net cash used in financing activities	$(58,415,715)

Net increase in cash*	$351

Cash at beginning of period	$1,596,763

Cash at end of period(1)	$1,597,114

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:

Reinvestment of dividends and distributions	$1,528,482

Cash paid for interest and fees on borrowings	$5,077,754

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $459.

(1)	Balance includes foreign currency, at value.

13	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Financial Highlights

	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Period Ended October 31, 2018(1)		Year Ended August 31,
						2018	2017	2016	2015

Net asset value — Beginning of period	$24.340		$22.640	$24.250		$22.210	$21.610	$21.220	$22.940

Income (Loss) From Operations

Net investment income(2)	$0.286		$0.577	$0.075		$0.562	$0.824	$0.743	$0.808

Net realized and unrealized gain (loss)	(3.916)		2.862	(1.395)		3.218	1.516	1.387	(1.080)

Total income (loss) from operations	$(3.630)		$3.439	$(1.320)		$3.780	$2.340	$2.130	$(0.272)

Less Distributions

From net investment income	$(0.870	)*	$(0.560)	$(0.214)		$(0.469)	$(0.863)	$(0.733)	$(1.085)

From net realized gain	—		(1.180)	(0.076)		(1.271)	(0.877)	(1.007)	(0.363)

Total distributions	$(0.870)		$(1.740)	$(0.290)		$(1.740)	$(1.740)	$(1.740)	$(1.448)

Premium from common shares sold through shelf offering (see Note 5)(2)	$0.000	(8)	$0.001	$—		$—	$—	$—	$—

Net asset value — End of period	$19.840		$24.340	$22.640		$24.250	$22.210	$21.610	$21.220

Market value — End of period	$18.680		$24.950	$22.170		$24.370	$21.730	$20.880	$19.290

Total Investment Return on Net Asset Value(3)	(15.14	)%(4)	16.02%	(5.48	)%(4)	17.79%	11.57%	11.25%	(0.67)%

Total Investment Return on Market Value(3)	(22.06	)%(4)	21.44%	(7.90	)%(4)	20.98%	12.97%	18.24%	0.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,458,070		$1,784,376	$1,650,454		$1,767,150	$1,617,605	$1,573,697	$1,545,306

Ratios (as a percentage of average daily net assets):

Expenses excluding interest and fees(5)	1.15	%(6)	1.14%	1.14	%(6)	1.14%	1.16%	1.18%	1.14%

Interest and fee expense	0.60	%(6)	0.81%	0.74	%(6)	0.61%	0.46%	0.29%	0.21%

Total expenses(5)	1.75	%(6)	1.95%	1.88	%(6)	1.75%	1.62%	1.47%	1.35%

Net investment income	2.49	%(6)	2.51%	1.88	%(6)	2.41%	3.75%	3.53%	3.57%

Portfolio Turnover	27	%(4)	49%	4	%(4)	58%	85%	91%	99%

Senior Securities:

Total notes payable outstanding (in 000’s)	$447,000		$447,000	$447,000		$447,000	$447,000	$447,000	$447,000

Asset coverage per $1,000 of notes payable(7)	$4,262		$4,992	$4,692		$4,953	$4,619	$4,521	$4,457

(1)	For the two months ended October 31, 2018. Effective September 1, 2018, the fiscal year-end of the Fund changed from August 31 to October 31.

(2)	Computed using average shares outstanding.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(4)	Not annualized.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Annualized.

(7)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

(8)	Amount is less than $0.0005.

*	A portion of the distributions may be deemed from net realized gain or a tax return of capital at year-end.

14	See Notes to Financial Statements.

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance Tax-Advantaged Dividend Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund pursues its objective by investing primarily in dividend-paying common and preferred stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned

15

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited) — continued

in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of April 30, 2020, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume, upon request by the shareholder, the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

I  Interim Financial Statements — The interim financial statements relating to April 30, 2020 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its net investment income, net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) and other sources. The Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

16

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited) — continued

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at April 30, 2020, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,808,023,678

Gross unrealized appreciation	$229,086,031

Gross unrealized depreciation	(151,453,605)

Net unrealized appreciation	$77,632,426

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement and subsequent fee reduction agreement, the fee is computed at an annual rate of 0.85% of the Fund’s average daily gross assets up to and including $1.5 billion, 0.83% over $1.5 billion up to and including $3 billion, and at reduced rates as daily gross assets exceed $3 billion, and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. The fee reduction cannot be terminated without the consent of a majority of Trustees and a majority of shareholders. For the six months ended April 30, 2020, the Fund‘s investment adviser fee amounted to $9,001,820 or 0.84% (annualized) of the Fund’s average daily gross assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2020, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $565,094,957 and $622,385,013, respectively, for the six months ended April 30, 2020.

5  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Fund pursuant to its dividend reinvestment plan for the six months ended April 30, 2020 and the year ended October 31, 2019 were 61,751 and 139,956, respectively.

Pursuant to a registration statement filed with and declared effective on July 31, 2019 by the SEC, the Fund is authorized to issue up to an additional 5,472,154 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Fund, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Fund’s net asset value per common share. During the six months ended April 30, 2020 and the year ended October 31, 2019, the Fund sold 146,951 and 255,496 common shares, respectively, and received proceeds (net of offering costs) of $3,726,523 and $6,106,101, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $28,531 for the six months ended April 30, 2020 and $46,562 for the year ended October 31, 2019. Offering costs (other than the applicable sales commissions) incurred in connection with the shelf offering were borne directly by EVM. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Fund’s shares and is entitled to receive a sales commission from the Fund of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Fund was informed that the sales commissions retained by EVD during the six months ended April 30, 2020 and the year ended October 31, 2019 were $7,528 and $12,336, respectively.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Fund. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Fund is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Fund to purchase a specific amount of shares. There were no repurchases of common shares by the Fund for the six months ended April 30, 2020 and the year ended October 31, 2019.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for

17

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited) — continued

financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2020 is included in the Portfolio of Investments. At April 30, 2020, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund enters into forward foreign currency exchange contracts to seek to hedge against fluctuations in currency exchange rates.

The Fund enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At April 30, 2020, the fair value of derivatives with credit-related contingent features in a net liability position was $7,097. At April 30, 2020, there were no assets pledged by the Fund for such liability.

The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at April 30, 2020 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$12,438	$(7,097)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for such assets and pledged by the Fund for such liabilities as of April 30, 2020.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

State Street Bank and Trust Company	$12,438	$(7,097)	$—	$—	$5,341

18

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited) — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(7,097)	$7,097	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended April 30, 2020 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$92,791	$34,708

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the six months ended April 30, 2020, which is indicative of the volume of this derivative type, was approximately $4,656,000.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a major financial institution that allows it to borrow up to $524 million over a rolling 179 calendar day period through August 28, 2020. Interest is charged at a rate above 1-month LIBOR and is payable monthly. The Fund is charged a commitment fee of 0.30% per annum on the unused portion of the commitment if outstanding borrowings are less than 80% of the borrowing limit. Under the terms of the Agreement, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At April 30, 2020, the Fund had borrowings outstanding under the Agreement of $447 million at an annual interest rate of 1.05%. The carrying amount of the borrowings at April 30, 2020 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2020. For the six months ended April 30, 2020, the average borrowings under the Agreement and the average annual interest rate (excluding fees) were $447 million and 2.26%, respectively.

8  Investments in Affiliated Funds

At April 30, 2020, the value of the Fund’s investment in affiliated funds was $20,646,550, which represents 1.4% of the Fund’s net assets. Transactions in affiliated funds by the Fund for the six months ended April 30, 2020 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$16,711,957	$129,205,954	$(125,272,488)	$1,851	$(724)	$20,646,550	$66,440	20,646,550

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

19

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited) — continued

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2020, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks

Communication Services	$124,372,399	$—	$—	$124,372,399

Consumer Discretionary	75,968,342	—	—	75,968,342

Consumer Staples	123,413,435	—	—	123,413,435

Energy	106,104,220	—	—	106,104,220

Financials	314,244,230	—	—	314,244,230

Health Care	195,323,960	21,900,892	—	217,224,852

Industrials	129,669,001	52,939	—	129,721,940

Information Technology	86,653,157	—	—	86,653,157

Materials	58,864,157	—	—	58,864,157

Real Estate	61,865,999	—	—	61,865,999

Utilities	92,069,734	—	—	92,069,734

Total Common Stocks	$1,368,548,634	$21,953,831 *	$—	$1,390,502,465

Preferred Stocks

Consumer Staples	$—	$12,807,335	$—	$12,807,335

Energy	18,509,293	—	—	18,509,293

Financials	14,758,030	18,696,979	—	33,455,009

Real Estate	26,743,909	—	—	26,743,909

Utilities	32,748,651	3,292,883	—	36,041,534

Total Preferred Stocks	$92,759,883	$34,797,197	$—	$127,557,080

Corporate Bonds & Notes	$—	$291,912,091	$—	$291,912,091

Exchange-Traded Funds	55,032,577	—	—	55,032,577

Short-Term Investments	—	20,646,550	—	20,646,550

Total Investments	$1,516,341,094	$369,309,669	$—	$1,885,650,763

Forward Foreign Currency Exchange Contracts	$—	$12,438	$—	$12,438

Total	$1,516,341,094	$369,322,107	$—	$1,885,663,201

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(7,097)	$—	$(7,097)

Total	$—	$(7,097)	$—	$(7,097)

*

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

20

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Notes to Financial Statements (Unaudited) — continued

10  Risks and Uncertainties

Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus that was first detected in China in December 2019 has spread rapidly internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and individual companies and can affect the market in general in significant and unforeseen ways. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The near-term impact of this coronavirus has resulted in substantial market volatility, which may have an adverse effect on the Fund’s investments.

21

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that the investment advisory agreement between a fund and its investment adviser will continue in effect from year-to-year only if its continuation is approved on an annual basis by a vote of the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“independent trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting held on April 22, 2020 (the “April 2020 Meeting”), the Boards of Trustees/Directors comprised of the same individuals (collectively, the “Board”) that oversees a majority of the registered investment companies advised by Eaton Vance Management or its affiliate, Boston Management and Research (the “Eaton Vance Funds”), including a majority of the independent trustees (the “Independent Trustees”), voted to approve the continuation of existing investment advisory agreements and sub-advisory agreements1 for each of the Eaton Vance Funds for an additional one-year period. The Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee exclusively comprised of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by the adviser and sub-adviser to each of the Eaton Vance Funds (including information specifically requested by the Board) for a series of formal meetings held between February and April 2020. Members of the Contract Review Committee also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to the Contract Review Committee’s annual evaluation of the investment advisory agreements and sub-advisory agreements.

In connection with its evaluation of the investment advisory agreements and sub-advisory agreements, the Board considered various information relating to the Eaton Vance Funds. This included information applicable to all or groups of Eaton Vance Funds, which is referenced immediately below, and information applicable to the particular Eaton Vance Fund covered by this report (additional fund-specific information is referenced below under “Results of the Contract Review Process”). (For funds that invest through one or more underlying portfolios, references to “each fund” in this section may include information that was considered at the portfolio-level.)

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing advisory and other fees paid by each fund to such fees paid by comparable funds, as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio (and its components) to those of comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, as relevant, total return data, income data, Sharpe ratios and information ratios) to the investment performance of comparable funds and, as applicable, benchmark indices, over various time periods;

•

In certain instances, data regarding investment performance relative to customized groups of peer funds and blended indices identified by the adviser in consultation with the Portfolio Management Committee of the Board;

•

Comparative information concerning the fees charged and services provided by the adviser and sub-adviser to each fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund(s), if any;

•	Profitability analyses with respect to the adviser and sub-adviser to each of the funds;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, as well as each of the funds’ investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets, when necessary, and actions taken to monitor and test the effectiveness of such procedures and processes;

•

Information about the policies and practices of each fund’s adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) with respect to trading, including their processes for seeking best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits, if any, received by the adviser and sub-adviser (in the context of a sub-adviser, only those with trading responsibilities) to each fund as a result of brokerage allocation, including, as applicable, information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to the portfolio turnover rate of each fund;

Information about each Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the adviser and sub-adviser to each fund;

•

Information regarding the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and, for portfolio managers and certain other investment professionals, information relating to their responsibilities with respect to managing other mutual funds and investment accounts, as applicable;

[1]

Not all Eaton Vance Funds have entered into a sub-advisory agreement with a sub-adviser. Accordingly, references to “sub-adviser” or “sub-advisory agreement” in this “Overview” section may not be applicable to the particular Eaton Vance Fund covered by this report.

22

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Board of Trustees’ Contract Approval — continued

•	The Code of Ethics of the adviser and its affiliates and the sub-adviser of each fund, together with information relating to compliance with, and the administration of, such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by the adviser and its affiliates and the sub-adviser of each fund, if any, including descriptions of their various compliance programs and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of the adviser and its affiliates and the sub-adviser of each fund, if any;

•

A description of Eaton Vance Management’s and Boston Management and Research’s oversight of sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning oversight of the relationship with the custodian, subcustodians and fund accountants by the adviser and/or administrator to each of the funds;

•

For an Eaton Vance Fund structured as an exchange-listed closed-end fund, information concerning the benefits of the closed-end fund structure, as well as, where relevant, the closed-end fund’s market prices, trading volume data, distribution rates and other relevant matters; and

•	The terms of each investment advisory agreement and sub-advisory agreement.

During the various meetings of the Board and its committees throughout the twelve months ended April 2020, the Trustees received information from portfolio managers and other investment professionals of the advisers and sub-advisers of the funds regarding investment and performance matters, and considered various investment and trading strategies used in pursuing the funds’ investment objectives. The Trustees also received information regarding risk management techniques employed in connection with the management of the funds. The Board and its committees evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management, Boston Management and Research and fund sub-advisers, with respect to such matters. In addition to the formal meetings of the Board and its committees, the Independent Trustees held regular teleconferences to discuss, among other topics, matters relating to the continuation of investment advisory agreements and sub-advisory agreements.

The Contract Review Committee was advised throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating each investment advisory agreement and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory agreement and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory agreement and sub-advisory agreement. In evaluating each investment advisory agreement and sub-advisory agreement, including the fee structures and other terms contained in such agreements, the members of the Contract Review Committee were also informed by multiple years of analysis and discussion with the adviser and sub-adviser to each of the Eaton Vance Funds.

In voting its approval of the continuation of existing investment advisory agreements and sub-advisory agreements at the April 2020 Meeting, the Board relied on an order issued by the Securities and Exchange Commission on March 25, 2020, which provided temporary relief from the in-person voting requirements under Section 15 of the 1940 Act in response to the impacts of the COVID-19 pandemic.

Results of the Contract Review Process

Based on its consideration of the foregoing, and such other information it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement between Eaton Vance Tax-Advantaged Dividend Income Fund (the “Fund”) and Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, recommended to the Board approval of the agreement. Based on the recommendation of the Contract Review Committee, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement for the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment processes in light of the types of investments held by the Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board considered the abilities and experience of the Adviser’s

23

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Board of Trustees’ Contract Approval — continued

investment professionals in analyzing special considerations relevant to investing in dividend-paying common and preferred stocks. The Board considered the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, the compensation methods of the Adviser and other factors, including the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund. The Board considered the deep experience of the Adviser and its affiliates with managing and operating funds organized as exchange-listed closed-end funds, such as the Fund. In this regard, the Board considered, among other things, the Adviser’s and its affiliates’ experience with implementing leverage arrangements, monitoring and assessing trading price discounts and premiums and adhering to the requirements of securities exchanges.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. The Board considered compliance and reporting matters regarding, among other things, personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities, such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered other administrative services provided or overseen by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds identified by an independent data provider (the peer group), as well as appropriate benchmark indices. The Board’s review included comparative performance data with respect to the Fund for the one-, three-, five- and ten-year periods ended September 30, 2019. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary, secondary and blended benchmark indexes for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one-year period ended September 30, 2019, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on the Fund’s total expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution and other services.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

The Board also considered direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their respective relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The

24

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Board of Trustees’ Contract Approval — continued

Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale, if any, when they are realized by the Adviser. The Board also considered the fact that the Fund is not continuously offered in the same manner as an open-end fund and that the Fund is authorized to issue additional common shares through a shelf offering. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from any economies of scale in the future.

25

Eaton Vance

Tax-Advantaged Dividend Income Fund

April 30, 2020

Officers and Trustees

Officers

Edward J. Perkin

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Keith Quinton

Marcus L. Smith

Susan J. Sutherland

Scott E. Wennerholm

*	Interested Trustee

26

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each entity listed below has adopted a privacy policy and procedures (“Privacy Program”) Eaton Vance believes is reasonably designed to protect your personal information and to govern when and with whom Eaton Vance may share your personal information.

•

At the time of opening an account, Eaton Vance generally requires you to provide us with certain information such as name, address, social security number, tax status, account numbers, and account balances. This information is necessary for us to both open an account for you and to allow us to satisfy legal requirements such as applicable anti-money laundering reviews and know-your-customer requirements.

•

On an ongoing basis, in the normal course of servicing your account, Eaton Vance may share your information with unaffiliated third parties that perform various services for Eaton Vance and/or your account. These third parties include transfer agents, custodians, broker/dealers and our professional advisers, including auditors, accountants, and legal counsel. Eaton Vance may additionally share your personal information with our affiliates.

•	We believe our Privacy Program is reasonably designed to protect the confidentiality of your personal information and to prevent unauthorized access to that information.

•

We reserve the right to change our Privacy Program at any time upon proper notification to you. You may want to review our Privacy Program periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of protecting your personal information applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Limited, Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, and Calvert Funds. This Privacy Notice supersedes all previously issued privacy disclosures. For more information about our Privacy Program or about how your personal information may be used, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

7734    4.30.20

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Fund. Michael A. Allison, John H. Croft, Aaron S. Dunn, Bradley Galko and Edward J. Perkin comprise the investment team responsible for the overall management of the Fund’s investments.

Mr. Allison is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2013. Mr. Croft is a Vice President of EVM and has been a portfolio manager of the Fund since March 2010. Mr. Dunn is a Vice President of EVM, is a member of EVM’s Equity Strategy Committee and has been a portfolio manager of the Fund since December 2017. Mr. Galko is a Vice President of EVM, has been an equity analyst at EVM since 2013 and has been a portfolio manager of the Fund since February 2020. Mr. Perkin is a Vice President and Chief Equity Investment Officer of EVM and has been a portfolio manager of the Fund since September 2014. Messrs. Allison, Croft and Perkin have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of April 30, 2020, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Michael A. Allison
Registered Investment Companies	17	$33,621.8		0	$0
Other Pooled Investment Vehicles	14	$23,459.3	(3)	0	$0
Other Accounts	1	$0.4		0	$0
John H. Croft(1)
Registered Investment Companies	9	$6,270.3		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	1	$11.8		0	$0
Aaron Dunn(2)

Registered Investment Companies	5	$4,257.0	0	$0
Other Pooled Investment Vehicles	2	$69.1	0	$0
Other Accounts	22	$1,506.1	0	$0
Bradley Galko(2)
Registered Investment Companies	5	$4,257.0	0	$0
Other Pooled Investment Vehicles	2	$69.1	0	$0
Other Accounts	22	$1,506.1	0	$0
Edward J. Perkin(2)
Registered Investment Companies	5	$4,257.0	0	$0
Other Pooled Investment Vehicles	2	$69.1	0	$0
Other Accounts	22	$1,506.1	0	$0

(1)

This portfolio manager serves as portfolio manager of one or more registered investment companies that invests or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds or other pooled investment vehicles sponsored by Eaton Vance. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)

This portfolio manager provides advisory services for certain of the “Other Accounts” on a nondiscretionary or model basis. For “Other Accounts” that are part of a wrap account program, the number of accounts is the number of sponsors for which the portfolio manager provides advisory services rather than the number of individual customer accounts within each wrap account program. The assets managed may include assets advised on a nondiscretionary or model basis.

(3)

Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company in the Eaton Vance family of funds and/or in a separate pooled investment vehicle sponsored by Eaton Vance which may be managed by this portfolio manager or another portfolio manager.

The following table shows, as of April 30, 2020, the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Michael A. Allison	$1 - $10,000
John H. Croft	None
Aaron S, Dunn	$1 - $10,000
Bradley Galko	None
Edward J. Perkin	$50,001 - $100,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance. Pursuant to the Deferred Alpha Incentive Plan, a portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager, that are not advised by Calvert Management and Research to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash award to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the Registrant’s most recent fiscal year end.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.
(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Advantaged Dividend Income Fund

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:    June 18, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 18, 2020

By:	/s/ Edward J. Perkin
Edward J. Perkin
President

Date:	June 18, 2020